SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

             Date of Report (Date of Earliest Event) April 11, 2001


                             Ranger Industries, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Connecticut                    000-18669                      060768904
    -----------                    ---------                      ---------
 (State or Other                  (Commission                 (I.R.S. Employer
 Jurisdiction of                  File Number)                  Identification
  Incorporation)                                                      No.)


                  3400 82nd Way North, St. Petersburg, FL 33710
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (727) 381-4904
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                     One Regency Drive, Bloomfield, CT 06002
          ------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     PricewaterhouseCoopers, LLP ("PWC") was the independent accounting firm for Ranger Industries, Inc., a Connecticut corporation (the "Company"), for the fiscal years ended December 31, 1999 and 2000. PWC audited the Company's financial statements for the fiscal years ended December 31, 1999 and 2000. PWC's reports for these fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     On April 11, 2001, the Company engaged Aidman, Piser & Company, P.A. ("AP") to act as the independent accounting firm for the Company. As a result, PWC was not retained. Prior to this date, AP consulted with Bumgarner Enterprises, Inc., a Florida corporation ("Bumgarner") in connection with the completion of the tender offer and merger completed with the Company on February 6, 2001 (previously reported on Form 8-K). AP is currently auditing the financial statements for Bumgarner for the year ended December 31, 2000. Bumgarner is now the wholly-owned subsidiary of the Company.

     Prior to AP becoming the independent accountants for the Company and except to the extent described above with respect to Bumgarner, neither the Company, nor anyone on its behalf, consulted with AP regarding the application of accounting principles to a specific or contemplated transaction. Neither the Company nor anyone on its behalf consulted with AP regarding the type of audit opinion that might be rendered on the Company's financial statements or any matter that was the subject of a disagreement or event as defined at Item 304(a)(2) of Regulation S-B.

     The decision to change accountants was recommended and approved by the board of directors of the Company. During the period from January 1, 1998 to December 31, 2000, and through the date of this report, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements as described on Item 304(a)(1)(iv)(A). In addition, there were no such events as described under Item 304(a)(1)(iv)(B) of Regulation S-B during such periods.

     The Company has provided PWC with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B, and has requested that PWC provide its response letter, addressed to the United States Securities and Exchange Commission, pursuant to Item 304(a)(3) of Regulation S-B, stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. A copy of PWC's letter is attached as an exhibit to this Current Report on Form 8-K.


Ranger Industries, Inc.                                                   Page 2
Form 8-K; April 11, 2001

     The Company has provided AP with a copy of the disclosures it is making in response to Item 304(a)(2) of Regulation S-B, and AP has indicated that no response letter will be forthcoming.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c.          Exhibits:

            Exhibit
            Number                Description
            ------                -----------


            16.1 PricewaterhouseCoopers, LLP addressed to the United States Securities and Exchange Commission



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RANGER INDUSTRIES, INC. (Registrant)



Date: April 16, 2001              By: /s/   Charles G. Masters
                                      ------------------------------------------
                                            Charles G. Masters, President
                                            and Chief Executive Officer


Ranger Industries, Inc.                                                   Page 3
Form 8-K; April 11, 2001